INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED DECEMBER 9, 2022 TO THE STATUTORY PROSPECTUS DATED FEBRUARY 25, 2022, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Global Clean Energy ETF (PBD)
(the “Fund”)

Effective immediately, the following replaces the section in the Statutory Prospectus titled “Additional Information About the Fund’s Strategies and Risks—WilderHill New Energy Global Innovation Index”:

The Underlying Index is mainly comprised of companies in wind, solar, biofuels, hydro, wave, tidal, geothermal and other relevant renewable energy businesses. The Underlying Index also includes companies in the energy conversion, storage, conservation, efficiency, materials relating to those activities, carbon and greenhouse gas reduction, pollution control, emerging hydrogen and fuel cells business. The inclusion of a company is based on meaningful exposure to clean energy with a company being required to have the primary part of its business activities focused on new energy innovation, with limited fossil fuel exposure absent an emphasis on decarbonization. Accordingly, the small and medium capitalization companies contained in the Underlying Index may have a leading role in Underlying Index composition. Larger companies with diversified businesses may be included in the Underlying Index, but only when they have significant exposure to clean or renewable energy, as determined by a proprietary methodology.

To be included in the Underlying Index, an eligible security must:

(1)	have a primary listing on an exchange in one of the countries that are part of the Developed Markets as defined by the Solactive Country Classification, plus South Korea, Taiwan and China (limited to China A-Shares through the Stock Connect program);
(2)	have a three-month average market capitalization of at least $100 million, as measured over the preceding three-month period;
(3)	have a minimum average daily trading value of $1 million over the preceding three-month period for new components; and
(4)	have a minimum average daily trading value of $750,000 over the preceding three-month period for existing components.

The Underlying Index excludes from the eligible universe securities of companies based on their specific business activities and noncompliance with environmental criteria set forth in the United Nations Global Compact (“UNGC”) Principles, using information provided by Sustainalytics, a globally recognized independent provider of environmental, social and governance ("ESG") research, ratings, and data. The UNGC is an arrangement by which companies voluntarily and publicly commit to a set of principles drawn from key UN Conventions and Declarations. The principles of the UNGC represent a set of values that the UN believes responsible businesses should incorporate into their operations in order to meet fundamental responsibilities in the areas of human rights, labor, the environment, and anti-corruption.

As new energy technologies are developed, companies involved in such technologies may be added to the Underlying Index when significant to the clean energy-related industry. The Underlying Index uses an equal-weighting methodology.

The Underlying Index is rebalanced quarterly on the last calculation day of February, May, August and November. If that day is not a trading day, the rebalance day will be the immediately following trading day. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to reflect corporate actions or spin-offs. The Fund is rebalanced in accordance with the Underlying Index.

Please Retain This Supplement For Future Reference.

P-PBD-STATPRO-SUP- 120922